NUMBER

SHARES

CHINA VALVES TECHNOLOGY INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

XXXXXXXXX SHARES AUTHORIZED
300,000,000

CUSIP NO. 169476 20 7

XXXXXXXXXX

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

SPECIMEN

THIS CERTIFIES that

is the owner of

FULLY PAID NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE OF

CHINA VALVES TECHNOLOGY INC.

Transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar, Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

CHINA VALVES TECHNOLOGY INC.
NEVADA

SECRETARY

PRESIDENT

COUNTERSIGNED & REGISTERED
INTERWEST TRANSFER CO.
P.O. BOX 17136 • Salt Lake City, UT 84117

Transfer Agent – Authorized Signature

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

The following abbreviations, when used in the inscription upon the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -__________Custodian__________ (cust) (Minor)
TEN ENT	-as tenants by the entireties	
JT Ten	-as joint tenants with right of survivorship and not as tenants in common	Act____________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received______________________________hereby sell, assign and transfer unto

____

____

____Shares

of the stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

____

NOTICE: The signature to this assignment must correspond with the name as it is written upon the face of the Certificate in every particular without alteration or enlargement or any change whatsoever.

THIS SPACE MUST NOT BE COVERED IN ANY WAY